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                                                                   EXHIBIT 10.18


                       AMENDMENT TO EMPLOYMENT AGREEMENT



     Amendment dated November 4, 1999 to Employment Agreement dated as of November 6, 1997 between InKine Pharmaceutical Company, Inc. a New York corporation ("Employer") and Leonard S. Jacob ("Employee").

     Employer and Employee are party to the Employment Agreement referred to above (the "Agreement"). The Employer and Employee have agreed to certain changes to the Agreement, specifically changes with respect to the term of the Agreement, base compensation and severance.

     NOW THEREFORE, in consideration of the premises and intending to be legally bound hereby, Employer and Employee hereby agree as follows:

     1. Section 1.2 of the Agreement shall be amended to read in its entirety as follows:

          1.2 Renewal. This Agreement shall be extended through November 6, 2002, and shall be automatically renewed for successive one (1) year terms at the expiration of the current Employment Term and any subsequent Employment Term, unless written notice to the contrary is provided by either the Employer or the Employee at least ninety (90) days prior to the expiration of such Employment Term.

     2. The first sentence of Section 1.5 of the Agreement is hereby amended to substitute "$290,000" for "$225,000."

     3. Section 1.7(a) of the Agreement shall be amended to read, in its entirety, as follows:

          "(a) if Employer terminates this Agreement, other than for "cause" pursuant to Section 7.3 hereof at any time during the Employment Term, Employer shall pay to Employee an amount equal to 200% of Employee's base annual salary in effect at the date of such termination."

     4. Except as set forth above, the Agreement shall remain in full force and effect as currently written.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment to the
Employment Agreement as of the date first above written.



                                    INKINE PHARMACEUTICAL COMPANY, INC.



                                    By: /s/Robert F. Apple
                                       --------------------------------
                                        Robert F. Apple
                                        Senior Vice President and Chief
                                        Financial Officer


                                    LEONARD S. JACOB, M.D., Ph.D.



                                        /s/Leonard S. Jacob, M.D., Ph.D.
                                    ------------------------------------


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